UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 786-0907

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	The Nasdaq Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2021, the Board of Directors of Plumas Bancorp (the “Company”) appointed Julie Morehead to serve as a director of the Company, effective July 1, 2021. Ms. Morehead was also appointed to serve as a member of the Board of Directors of the Company’s wholly-owned subsidiary, Plumas Bank (the “Bank”). The Board of Directors has not yet appointed Ms. Morehead to any committees of the Company’s Board of Directors.

Ms. Morehead was appointed pursuant to the Agreement and Plan of Reorganization and Merger dated March 10, 2021 (the “Merger Agreement”) by and between the Company and Feather River Bancorp, Inc. (“Feather River”) providing for the merger of Feather River with and into the Company, with the Company as the surviving corporation (the “Merger”). The Merger Agreement provides that the Company’s Board of Directors will appoint one member of Feather River’s Board of Directors as a director of the Company and the Bank upon the Merger. Ms. Morehead was Feather River’s President, Chief Executive Officer and a member of its Board of Directors.

As a director of the Company, Ms. Morehead will receive the standard compensation received by non-employee directors, which compensation was last described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2021 and is incorporated by reference into this report. The Company will also enter into its standard form of indemnification agreement with Ms. Morehead.

Item 8.01	Other Events

On July 1, 2021, the Company announced that it has completed its acquisition of Feather River and its wholly-owned subsidiary, Bank of Feather River, pursuant to the Merger Agreement, effective as of July 1, 2021.

A copy of the press release announcing the consummation of the acquisition is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 1, 2021
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMAS BANCORP

Dated: July 1, 2021	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer